LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS




		Know all by these presents, that the undersigned hereby constitutes
and
appoints Max Crisp, Sue M. Pizzitola, Steven I. Soffer, John A.
Watson and
E. Ashley Smith, acting singly, as the true and lawful
attorney-in-fact of
the undersigned to:

		(1) Execute for and on
behalf of the
undersigned, in the undersigned's capacity as an advisory director of
Stewart Information Services Corporation (the "Company"),
Forms 3, 4, and 5
with respect to the beneficial ownership of securities of the Company in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and
the rules thereunder;

		(2) Do and
perform any and all acts for and on
behalf of the undersigned which may
be necessary or desirable to complete
and execute any such Form 3, 4, or
5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

		(3) Take any
other action of any type whatsoever in
connection with the foregoing
which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or if legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.


	The undersigned hereby grants to each
such attorney-in-fact full power
and authority to do and perform any and
every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise of any of the rights and powers granted above, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the  undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934.

	This Power of Attorney shall
remain
in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the beneficial ownership of securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and the
Company.

	IN WITNESS WHEREOF, the
undersigned has caused this Power of
Attorney to be executed as of this
3rd day of April, 2006.



									   Signature:
/s/ Thomas Apel




Print Name: Thomas
Apel